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                                                                    Exhibit 23.1

                             Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements No. 333-42743, 333-62131, 333-73807, 333-83229, 333-87493, and 333-61746 on Form S-8
and No. 333-61748 on Form S-3 of NCO Group, Inc. of our report dated February 11, 2003, with respect to the consolidated financial statements and schedule of NCO Group, Inc. included in the Annual Report (Form 10-K/A) for the year ended December 31, 2002.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 21, 2003